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                                                                    EXHIBIT 10.5


                     AGREEMENT AND PLAN OF RECAPITALIZATION

         THIS AGREEMENT AND PLAN OF RECAPITALIZATION (the "Agreement"), dated as of the ___ day of _______________, 1997 (the "Effective Date"), is entered into by and among Hanover Capital Partners Ltd., a New York corporation having its principal place of business at 90 West Street, Suite 1508, New York, New York 10006 (the "Company"), John A. Burchett ("Burchett"), Joyce S. Mizerak ("Mizerak"), George J. Ostendorf ("Ostendorf") and Irma N. Tavares ("Tavares"). Burchett, Mizerak, Ostendorf and Tavares are collectively referred to as the "Shareholders," and each of Burchett, Mizerak, Ostendorf and Tavares is individually referred to as a "Shareholder."

                                    RECITALS

         A. The Shareholders hold the numbers of issued and outstanding shares of the Company's Class A Common Stock, $.01 par value per share ("Old Class A Stock"), set forth opposite their respective names on the attached SCHEDULE 1.


         B. The Shareholders desire to (i) amend the Company's Certificate of Incorporation pursuant to a Certificate of Amendment in the form attached hereto as EXHIBIT A (the "Certificate of Amendment"), and (ii) exchange their shares of Old Class A Stock for 3,000 shares of the Company's Class A Common Stock, $.01 par value per share, to be authorized pursuant to the Certificate of Amendment ("New Class A Stock") and 97,000 shares of the Company's Series A Preferred Stock, $.01 par value per share, to be authorized pursuant to the Certificate of Amendment ("New Preferred Stock").


         C. The Shareholders intend that the exchange of their shares of Old Class A Stock for shares of New Class A Stock and New Preferred Stock will be tax-free to them under Sections 354 and 1036 of the Internal Revenue Code of 1986, as amended (the "Code").

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


         1. THE RECAPITALIZATION. As of _____________ (the "Closing Date"), (i) the Company and the Shareholders shall cause the Certificate of Amendment to be filed with the Secretary of State of the State of New York (and in any other offices in which the Certificate of Amendment must be filed to become effective and to permit the consummation of the transactions contemplated by this Agreement), (ii) the Shareholders shall deliver to the Company for cancellation their shares of Old Class A Stock, and (iii) the Company shall issue to the Shareholders, in exchange for their shares of Old Class A Stock, the shares of New Class A Stock and New Preferred Stock set forth opposite their



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respective names on the attached SCHEDULE 2. The exchange by the Shareholders of their shares of Old Class A Stock for shares of New Class A Stock and New Preferred Stock is intended to be a "reorganization" within the meaning of
Section 368(a)(1)(E) of the Code, and this Agreement is intended to constitute a "plan of reorganization" for purposes of the regulations under Section 368 of the Code.

         2. APPROVAL OF THE RECAPITALIZATION. Before the Closing Date, the Shareholders, in their respective capacities as shareholders and Directors of the Company, shall approve (i) the filing of the Certificate of Amendment, and
(ii) the issuance by the Company of the shares of New Class A Stock and New Preferred Stock to be issued to the Shareholders in exchange for their shares of Old Class A Stock pursuant to Section 1 above.


         3. LEGENDS ON CERTIFICATES. Upon original issuance, the certificates representing the shares of New Class A Stock and New Preferred Stock (and all securities issued in respect of such securities or in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR ASSIGNED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. IN ADDITION, THESE SECURITIES ARE SUBJECT TO THE TERMS AND CONDITIONS, INCLUDING RESTRICTIONS ON TRANSFER, OF AN AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT, DATED AS OF JANUARY 1, 1996, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY AND WILL BE MAILED TO ANY PROPERLY INTERESTED PERSON WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER THE COMPANY'S RECEIPT OF A WRITTEN REQUEST THEREFOR.

         4. SHAREHOLDERS' REPRESENTATIONS AND WARRANTIES. Each of the Shareholders represents and warrants to the Company and the other Shareholders as follows:

                  (a) The shares of Old Class A Stock set forth opposite his or her name on SCHEDULE 1 are owned beneficially and of record by him or her, free and clear of all liens, claims, charges and encumbrances whatsoever other than pursuant to the Amended and


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Restated Shareholders' Agreement, dated as of January 1, 1996, among the
Shareholders and the Company.

                  (b) He or she is acquiring the shares of New Class A Stock and New Preferred Stock set forth opposite his or her name on SCHEDULE 2 solely for his or her own account and not with a view to, or in connection with, any distribution thereof or any part thereof, or interest therein, in any transaction which would be in violation of the registration requirements of the securities laws of the United States of America or of any state securities laws.


                  (c) He or she (i) has been provided with any materials or information that he or she has requested relating to the Company and its affairs, (ii) has had the opportunity to ask questions of the Company's management regarding the Company's prospects and the terms and conditions of the transactions to be effected hereby, and (iii) has been advised by the Company, and been given the opportunity, to retain separate counsel in connection with the negotiation and documentation of the transactions to be effected hereby.

                  (d) All of the Shareholders' representations and warranties under this Agreement are true, correct and complete and shall survive the execution and delivery of this Agreement and the Closing Date.


         5. ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement sets forth the entire understanding of the parties, and supersedes all prior agreements and all other arrangements and communications, whether oral or written, with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by all of the parties hereto. Waiver by a party hereto of any breach of or failure to comply with any provision of this Agreement by any other party shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver or any other breach of, or failure to comply with, any other provision of this Agreement.

         6. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision were omitted.

         7. NOTICES. All notices and other communications necessary or contemplated under this Agreement shall be in writing and shall be deemed to have been duly given or made when delivered by hand or upon receipt after being mailed by registered or certified mail, return receipt requested, with postage prepaid, to the respective addresses set forth below:



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                  (a)  For notices and communications to the Company:

                           Hanover Capital Partners Ltd.
                           90 West Street, Suite 1508
                           New York, New York 10006
                           Attention: President

                  (b) For notices and communications to the Shareholders, to the respective addresses set forth on SCHEDULE 1 attached hereto.

All notices and other communications will be deemed given, unless earlier received, (i) if sent by certified or registered mail, return receipt requested, or by first-class mail, five calendar days after being deposited in the United States mails, postage prepaid, (ii) if sent by United States Express Mail or other express mail service, two calendar days (other than Sundays and federal holidays) after being deposited therein, (iii) if sent by telegram or telecopy, on the date sent provided confirmatory notice is sent by first-class mail, postage prepaid, and (iv) if delivered by hand, on the date of receipt.

By notice complying with the foregoing provisions of this Section 8, each party shall have the right to change the mailing address for future notices and communications to such party.

         8. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective heirs, executors, administrators, legal representatives, successors and permitted assigns; provided, however, that the rights under this Agreement may not be assigned except as expressly provided herein.

         9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles relating to conflicts of law, as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

         10. HEADINGS. All headings and captions in this Agreement are for purposes of reference only and shall not be construed to limit or affect the substance of this Agreement.

         11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. The Company agrees that a copy of this Agreement shall be kept at the principal office of the Company for inspection by the Shareholders. Any Shareholder shall have the right to inspect said copy of this Agreement and the books and records of the Company at reasonable times after reasonable notice.


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         12. DUE AUTHORITY. The Company represents and warrants to each of the
Shareholders that this Agreement has been duly authorized, executed and delivered by the Company.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                    "COMPANY"


                                    HANOVER CAPITAL PARTNERS LTD.

                                    By:
                                        ----------------------------------------
                                        John A. Burchett, President


                                    SHAREHOLDERS:



                                    "BURCHETT"


                                    --------------------------------------------
                                    John A. Burchett



                                    "MIZERAK"

                                    --------------------------------------------
                                    Joyce S. Mizerak


                                    "OSTENDORF"


                                    --------------------------------------------
                                    George J. Ostendorf



                                    "TAVARES"


                                    --------------------------------------------
                                    Irma N. Tavares



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                                   SCHEDULE 1

                              Current Shareholdings
                              ---------------------



   Shareholder                                  Shares Owned
   -----------                                  ------------

John A. Burchett                             91.532 shares of Old Class A
896 Highland Avenue                          Stock
Westfield, NJ 07090


Joyce S. Mizerak                             24.964 shares of Old Class A
11 Foxhill Run                               Stock
Monmouth Junction, NJ  08852


George J. Ostendorf                          24.964 shares of Old Class A
506 E. Marshall Street                       Stock
Arlington Heights, IL 60004

Irma N. Tavares                              24.964 shares of Old Class A
1 Kevin Road                                 Stock
Scotch Plains, NJ  07076







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                                   SCHEDULE 2

                         Post-Transaction Shareholdings
                         ------------------------------



    Shareholder                                    Shares to be Owned
    -----------                                    ------------------

John A. Burchett                             1,650 shares of New Class A Stock
                                            53,350 shares of New Preferred Stock


Joyce S. Mizerak                               450 shares of New Class A Stock
                                            14,550 shares of New Preferred Stock

George J. Ostendorf                            450 shares of New Class A Stock
                                            14,550 shares of New Preferred Stock

Irma N. Tavares                                450 shares of New Class A Stock
                                            14,550 shares of New Preferred Stock








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